                                                                 EXHIBIT 10.59


NATIONSBANK
NATIONSBANK OF TEXAS, N.A.
-------------------------------------------------------------------------------

                               TWELFTH AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT

        THIS TWELFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "AMENDMENT") is dated effective as of March 15, 1997, and entered into by and between NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER") with offices at 901 Main Street, 11th Floor, Dallas, Texas 75202, and BOLLINGER INDUSTRIES, L.P., a Texas limited partnership ("BORROWER") with offices at 222 Airport Freeway, Irving, Texas 75062.

        WHEREAS, Lender and Borrower have entered into a Loan and Security Agreement (the "LOAN AGREEMENT"), dated as of September 9, 1994;

        WHEREAS, Lender and Borrower on October 28, 1994 have entered into a First Amendment to Loan and Security Agreement (the "FIRST AMENDMENT"), which was dated effective as of September 9, 1994;

        WHEREAS, Lender and Borrower on December 8, 1994 have entered into a Second Amendment to Loan and Security Agreement (the "SECOND AMENDMENT");

        WHEREAS, Lender and Borrower on March 3, 1995 have entered into a Third Amendment to Loan and Security Agreement (the "THIRD AMENDMENT"), which was dated effective as of December 31, 1994;

        WHEREAS, Lender and Borrower on May 15, 1995 have entered into a Fourth Amendment to Loan and Security Agreement (the "FOURTH AMENDMENT"), which was dated effective as of January 31, 1995;

        WHEREAS, Lender and Borrower, effective on September 9, 1995, have entered into a Fifth Amendment to Loan and Security Agreement (the "FIFTH AMENDMENT);

        WHEREAS, Lender and Borrower, effective on December 29, 1995, have entered into a Sixth Amendment to Loan and Security Agreement (the "SIXTH AMENDMENT");

        WHEREAS, Lender and Borrower, effective on March 8, 1996, have entered into a Seventh Amendment to Loan and Security Agreement (the "SEVENTH AMENDMENT");

        WHEREAS, Lender and Borrower, effective on May 8, 1996, have entered into an Eighth Amendment to Loan and Security Agreement (the "EIGHTH AMENDMENT");

        WHEREAS, Lender and Borrower, effective on May 17, 1996, have entered into a Ninth Amendment to Loan and Security Agreement (the "NINTH AMENDMENT"); and

        WHEREAS, Lender and Borrower, effective on July 8, 1996, have entered into a Tenth Amendment to Loan and Security Agreement ( the "TENTH AMENDMENT"); and

        WHEREAS, Lender and Borrower, effective on August 20, 1996, have entered into an Eleventh Amendment to Loan and Security Agreement (the "ELEVENTH AMENDMENT"); (the Loan Agreement together with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and the Eleventh Amendment shall hereinafter be referred to as the "AGREEMENT");

        WHEREAS, in connection with the Agreement, Borrower previously executed and delivered to Lender its promissory note dated September 9, 1994 payable to the order of Lender in the face amount of $25,000,000.00, as renewed, amended and restated by the certain promissory note dated December 29, 1995 executed by Borrower payable to the order of Lender, with a final maturity date (as modified and amended) of September 15, 1998 (the "NOTE"), which is secured by, in addition to the Collateral, certain real property owned by Borrower and located in Dallas County, Texas, as more particularly provided pursuant to the certain Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of May 8, 1996 executed by Borrower, as grantor, for the benefit of Lender, recorded at Volume 96107, Page 07017 of the Deed Records of Dallas County, Texas, as the same may have been renewed, extended, modified or amended, including without limitation pursuant to the certain Modification and Extension Agreement dated effective August 15, 1996 between Lender and Borrower which was recorded at Volume 96185, Page 03075 of the Deed Records of Dallas County,
Texas (collectively the "DEED OF TRUST");

        WHEREAS, Lender and Borrower desire to further amend the Agreement and the Note as hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

        Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   AMENDMENTS

        Section 2.1 AMENDMENT TO SECTION 2.3 OF THE AGREEMENT. Effective as of the date hereof, Section 2.3 of the Agreement hereby is amended and restated to read in its entirety as follows:

        2.3 REPAYMENT AND LINE TERMINATION. The remaining balance of the Obligations shall be payable as follows: Twenty-five (25) consecutive monthly installment payments, each payable on the fifteenth (15th) day of each calendar month, as follows: (i) three (3) payments of $25,000.00 plus accrued interest, payable on September 15, 1996 and continuing through November 15, 1996, (ii) three (3) payments of $50,000.00 plus accrued interest, payable on December 15, 1996 and continuing through February 15, 1997, (iii) one (1) payment of $75,000.00 plus accrued interest, payable on March 15, 1997, (iv) seventeen (17) payments of $25,000.00 plus accrued interest, payable on April 15, 1997 and continuing through August 15, 1998, and (v) one final payment in the amount of all remaining unpaid principal plus interest which shall be due and payable on September 15, 1998. Borrower acknowledges and agrees that Lender shall have no obligation to renew the Obligations.

                                  ARTICLE III

                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

        Section 3.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, including, without limitation, all financial covenants contained therein, are ratified and confirmed and shall continue in full force and effect. Lender and Borrower agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms. In furtherance and not in limitation of the provisions of this Section 3.1, Borrower hereby waives and releases any and all claims or offsets against, or defenses to, the payment and performance of the Obligations that Borrower may have at law, in equity or otherwise, based on any and all actions or alleged actions, omissions or related omissions of Lender or any of Lender's affiliates, directors, officers, employees, attorneys, representatives or agents which have occurred on or prior to the date of execution hereof, and Borrower hereby represents and warrants that no such claims, offset or defenses exist as of such date.

        Section 3.2 REPRESENTATIONS AND WARRANTIES. Borrower, BII, BOC and NBF each hereby represent and warrant to Lender that the execution, delivery and performance of this Amendment and all other Loan documents to which Borrowers, BII, BOC or NBF is or is to be a party hereunder (hereinafter referred to collectively as the "LOAN DOCUMENTS") executed and/or delivered in connection herewith, have been authorized by all requisite corporate or partnership action, as applicable, on the part of Borrower, BII, BOC and NBF and will not violate the Articles of Incorporation, Bylaws or Partnership Agreement of Borrower, BII, BOC or NBF, as applicable. There has been no material adverse change in the business, operations, financial condition, profits or prospects, or in the Collateral, of Borrower or NBF, since the effective date of the last financial statements delivered to Lender, except as may have been previously disclosed to Lender or publicly disclosed, and there has been no change in the officers of Borrower or any Guarantor since the last certification thereof to Lender by Borrower or any such Guarantor. The Articles of Incorporation, Bylaws or Partnership Agreement, as applicable, of the General Partner of Borrower and each Guarantor have not been altered, amended, rescinded or revised since the last certification thereof to Lender. Borrower, BII, BOC and NBF hereby jointly and severally represent and warrant to Lender that (i) Borrower and NBF own all of the Eligible Accounts and Eligible Inventory described on each Borrowing Base Report previously or hereafter delivered to Lender, (ii) BII conducted no operations and owns no material assets other than the stock of BOC and BHC, (iii) BOC and BHC conduct no operations other than the ownership of partnership interests in Borrower, of which BOC is the sole general partner and BHC is the sole limited partner, and
(iv) BOC and BHC own no material assets other than their respective partnership interests in Borrower.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT


        Section 4.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by the Lender):

                (a) Lender shall have received all of the following, each dated (unless otherwise indicated) as of the date of this Amendment, in form and substance satisfactory to Lender in its sole discretion:

                        (i) Secretary's Certificate. A Secretary's Certificate, dated as of even date with the effective date of this Amendment, from the General Partner of Borrower and each Guarantor certifying as a corporate resolutions authorizing the execution and delivery of this Amendment.

                        (ii)    Amendment.  This Amendment, duly executed.

                        (vi) Other Documents. Borrower shall have executed and delivered such other documents and instruments as Lender may reasonably require.

                        (vii) Legal and Professional Fees. Borrower shall have paid all fees and expenses of Lender's accountants and legal counsel incurred in connection with the Obligations and the Loan Documents, including this Amendment, and the interpretation and enforcement thereof.

                (b) All partnership or corporate proceedings, as applicable, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Lender.


                                   ARTICLE V

                                 MISCELLANEOUS

        Section 5.1 NO WAIVER, RESERVATION OF RIGHTS. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under the Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under the Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Notwithstanding any failure by Lender to insist on strict compliance by Borrower with the terms of the Agreement or any other Loan Document in the past, or any forbearance by Lender in exercising its rights and remedies under the Agreement and the other Loan Documents, including any past waivers by Lender of Events of Default under the Agreement or any other Loan Document, Lender will insist on strict compliance with the terms of the Agreement and the other Loan Documents in the future.
Any future failure by Borrower to comply strictly with the terms of the Agreement and the other Loan Documents may result in the Lender's pursuit of its rights and remedies existing by virtue of the Agreement and the other Loan Documents or existing at law or in equity. Lender expressly reserves the right to exercise any and all rights and remedies available to Lender under the Loan Documents, at law or in equity, with resect to any present or future Events of Default unless the same are waived in writing by Lender. No failure on the part of Lender to exercise, or delay by Lender in exercising, its rights and remedies under the Loan Documents shall constitute a waiver of any existing or future Event of Default.

        Section 5.2 NOTE. The note hereby is deemed modified and amended consistent with this Amendment. Borrower hereby acknowledges, ratifies and confirms the Note as being and continuing in full force and effect, as amended hereby.

        Section 5.3 DEED OF TRUST. Borrower hereby acknowledges, ratifies and confirms the Deed of Trust as being and continuing in full force and effect, as amended hereby as continuing security for all "secured indebtedness" defined therein, including without limitation the Note, as amended hereby.

        Section 5.4 NO EXTENSION OF MATURITY. Lender hereby notifies Borrower that, notwithstanding any previous renewals or extensions of credit to Borrower, Lender will not continue to make credit available to Borrower and that the remaining balance of the Obligations shall be due and payable as specified in Section 2.3 of the Agreement, as amended hereby.

        Section 5.5 COLLATERAL; CONTINUING SECURITY. Borrower acknowledges that Lender's continuing security interest in the Collateral continues as security for the Obligations, subject to the Intercreditor Agreement, provided, that in any event Lender shall keep and maintain first, prior and exclusive its existing deed of trust lien and interest as evidenced by the Deed of Trust.

        Section 5.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

        Section 5.7 REFERENCE TO AGREEMENT. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

        Section 5.8 WAIVER OF JURY TRIAL. THE PARTIES HERETO AGREE THAT NEITHER PARTY SHALL REQUEST A TRIAL BY JURY IN THE EVENT OF LITIGATION BETWEEN THEM CONCERNING THE LOAN DOCUMENTS OR ANY CLAIMS OR TRANSACTIONS IN CONNECTION THEREWITH, IN EITHER A STATE OR FEDERAL COURT, THE RIGHT TO TRIAL BY JURY BEING EXPRESSLY WAIVED BY BOTH LENDER AND BORROWER. LENDER AND BORROWER EACH ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

        Section 5.9 ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES

OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC. (A/K/A J.A.M.S./ENDISPUTE) ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AMENDMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AMENDMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          (a) Special Rules. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT THE TIME OF THIS AMENDMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

          (b) Reservation of Rights. NOTHING IN THIS AMENDMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AMENDMENT; OR
     (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AMENDMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING REPORT TO SUCH REMEDIES.

     No provision in the Loan Documents regarding waiver of trial by jury or submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any controversy or claim.

Section 5.10 GOVERNING LAW. THIS AMENDMENT, AND ALL DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, PROVIDED, THAT TO THE EXTENT FEDERAL LAW WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, THEN WITH RESPECT TO THE PROVISIONS OF ANY LAW

WHICH PURPORT TO LIMIT THE AMOUNT OF INTEREST THAT MAY BE CONTRACTED FOR, CHARGED OR RECEIVED IN CONNECTION WITH ANY OF THE OBLIGATIONS, SUCH FEDERAL LAW SHALL APPLY.

        Section 5.11 PARTIES BOUND. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender, and their respective successors in interest and assigns. Borrower may not assign any right, power, duty, or obligation under this Amendment, or any document or instrument executed in connection herewith, without the prior written consent of Lender. Subject to any applicable rules, regulations or laws of governmental authorities relating to the non-assignability of loans or other assets of Lender, Lender may not assign any of its rights, powers, duties or obligations under this Amendment, or any document or instrument executed in connection herewith, without the prior written consent of Borrower. This Amendment is intended for the benefit of Borrower and Lender, and their respective successors in interest and assigns only, and may not be relied upon by any other Person.

        Section 5.12 CUMULATIVE RIGHTS. All rights and remedies of Lender under the Loan Documents are cumulative, and are in addition to rights and remedies available to Lender by law. Such rights and remedies may be exercised concurrently or successively, at such times as Lender may determine in its discretion. Borrower waives any right to require marshaling.

        Section 5.13 SEVERABILITY. If any provision of this Amendment is held to be illegal, invalid, or unenforceable under any present or future laws effective during the Contract Term, such provisions shall be fully severable, and this Amendment shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never compromised a part of this Amendment. In such case, the remaining provisions of the Amendment shall remain in full force and effect and shall not be affected thereby.

        Section 5.14 MULTIPLE COUNTERPARTS. This Amendment may be executed simultaneously in one or more multiple originals, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

        Section 5.15 SURVIVAL. All covenants, agreements, representatives, and warranties made by Borrower herein shall survive the execution, delivery, and closing of this Amendment, and all documents executed in connection herewith, and shall not be affected by any investigation made by any party.


        THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        IN WITNESS WHEREOF, the parties have executed this Amendment on July 3, 1997 to be effective as of the effective date stated in the preamble.

                               "BORROWER"


                               BOLLINGER INDUSTRIES, L.P.,
                               A TEXAS LIMITED PARTNERSHIP


                               By: Bollinger Operating Corp.
                                    A Nevada corporation,
                                    General Partner

                                    By:  /s/ GLENN D. BOLLINGER
                                         ------------------------------
                                    Name:  Glenn D. Bollinger
                                    Title:  Chairman and Chief Executive Officer





THE STATE OF TEXAS      )
                        )
COUNTY OF DALLAS        )

        BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, Chairman and Chief Executive Officer of Bollinger Operating Corp., the general partner of Bollinger Industries, L.P., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said BOLLINGER INDUSTRIES, L.P., a Texas limited partnership, and that he executed the same on behalf of Bollinger Operating Corp. as the general partner of Bollinger Industries, L.P., as the act of such limited partnership for the purposes and consideration therein expressed and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 3rd day of July
1997.

                                                /s/ ROSE TURNER PAYNE
                                                -------------------------------
                                                NOTARY PUBLIC, STATE OF TEXAS
                                                        [NOTARY SEAL]
                                                      ROSE TURNER PAYNE
                                                    MY COMMISSION EXPIRES
My Commission Expires:                                 MARCH 11, 2001

----------------------------                    -------------------------------
                                                (Printed Name or Notary)

        AGREED AND ACCEPTED on 8th day of July, 1997 to be effective as of the effective date stated in the preamble.


                                        "LENDER"

                                        NATIONSBANK OF TEXAS, N.A.



                                        By:     /s/ GREG NICHOLAS
                                            ---------------------------------
                                        Name:   Greg Nicholas
                                        Title:  Vice President








THE STATE OF TEXAS      )
                        )
COUNTY OF DALLAS        )

        BEFORE ME, the undersigned authority, on this day personally appeared Greg Nicholas, Vice President, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said NATIONSBANK OF TEXAS, N.A., a national banking association, and that he executed the same as the act of such banking association for the purposes and consideration therein expressed and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 8th day of July, 1997.


                                               /s/ DONNA M. MALIZIA
                                        --------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires
       11-9-98                                     DONNA M. MALIZIA
                                        --------------------------------------
                                        (Printed Name of Notary)

                          CONSENTS AND REAFFIRMATIONS


        BOLLINGER INDUSTRIES, INC. ("BII"), BOLLINGER OPERATING CORP. AND NBF, INC. ("NBF"), each jointly and severally hereby acknowledges the execution of, and consent to, the terms and conditions of the above Twelfth Amendment to Loan and Security Agreement (the "TWELFTH AMENDMENT") dated effective as of June __, 1997, between Bollinger Industries, L.P. and NationsBank of Texas, N.A. ("LENDER") and (i) reaffirms their respective obligations under its certain Guaranty By Corporation (collectively the "GUARANTIES") dated as of September 9, 1994, made by the undersigned, respectively, in favor of the Lender, and acknowledges and agrees that the Guaranties remain in full force and effect the Guaranties are hereby ratified and confirmed; and (ii) NBF reaffirms its obligations under that certain Security Agreement (the "NBF SECURITY AGREEMENT") dated as of September 9, 1994, made by NBF in favor of the Lender and acknowledges and agrees that the NBF Security Agreement remains in full force and effect and the NBF Security Agreement is hereby ratified and confirmed; and (iii) BII reaffirms its obligations under that certain Security Agreement (the "BII SECURITY AGREEMENT") dated as of March 8, 1996, made by BII in favor of the Lender and acknowledges and agrees that the BII Security Agreement remains in full force and effect and the BII Security Agreement is hereby ratified and confirmed. EXECUTED on July 3, 1997 to be effective as of the stated effective date of such Twelfth Amendment.



                                   BOLLINGER INDUSTRIES, INC.



                                   By:  /s/ GLENN D. BOLLINGER
                                       ---------------------------------------
                                   Name:   Glenn D. Bollinger
                                   Title:  Chairman and Chief Executive Officer


                                   BOLLINGER OPERATING CORP.



                                   By:  /s/ GLENN D. BOLLINGER
                                       ----------------------------------------
                                   Name:   Glenn D. Bollinger
                                   Title:  Chairman and Chief Executive Officer



                                   NBF, INC.



                                   By:  /s/ GLENN D. BOLLINGER
                                       ----------------------------------------
                                   Name:   Glenn D. Bollinger
                                   Title:  Vice Chairman

     GLEN D. BOLLINGER hereby acknowledges the execution of, and consent to, the terms and conditions of the above Twelfth Amendment to Loan and Security Agreement and reaffirms all of the obligations under his certain (ii) Continuing and Unconditional Guaranty dated August 15, 1996 and (ii) Guaranty dated effective July 8, 1996 (collectively the "Guaranties"), made in favor of the Lender, and acknowledges and agrees that the Guaranties remain in full force and effect and the Guaranties are hereby ratified and confirmed. EXECUTED on July 3, 1997 to be effective as of the stated effective date of such Twelfth Amendment.


                                        /s/ GLENN D. BOLLINGER, INDIVIDUALLY
                                        ----------------------------------------
                                        GLENN D. BOLLINGER, Individually



     BOBBY BOLLINGER hereby acknowledges the execution of, and consent to, the terms and conditions of the above Twelfth Amendment to Loan and Security Agreement and reaffirms all of his obligations under his certain (ii) Continuing and Unconditional Guaranty dated August 15, 1996 and (ii) Guaranty dated effective July 8, 1996 (collectively the "Guaranties"), made in favor of the Lender, and acknowledges and agrees that the Guaranties remain in full force and effect and the Guaranties are hereby ratified and confirmed. EXECUTED on July 3, 1997 to be effective as of the stated effective date of such Twelfth Amendment.


                                        /s/ BOBBY BOLLINGER
                                        ---------------------------------------
                                        Bobby Bollinger, Individually



THE STATE OF TEXAS      )
                        )
COUNTY OF DALLAS        )

     BEFORE ME, the undersigned authority, on this day personally appeared Glenn
D. Bollinger, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said Bollinger Industries, Inc., and that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 3rd day of July, 1997.

                                                /s/ ROSE TURNER PAYNE
                                                -------------------------------
                                                NOTARY PUBLIC, STATE OF TEXAS
                                                        [NOTARY SEAL]
                                                      ROSE TURNER PAYNE
                                                    MY COMMISSION EXPIRES
My Commission Expires:                                 MARCH 11, 2001

----------------------------                    -------------------------------
                                                (Printed Name or Notary)

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

        BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said Bollinger Operating Corp., and that he executed the same for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 3rd day of July, 1997.


                                                /s/ ROSE TURNER PAYNE
                                                -------------------------------
                                                NOTARY PUBLIC, STATE OF TEXAS
                                                        [NOTARY SEAL]
                                                      ROSE TURNER PAYNE
                                                    MY COMMISSION EXPIRES
My Commission Expires:                                 MARCH 11, 2001

----------------------------                    -------------------------------
                                                (Printed Name or Notary)




THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

        BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said NBF, Inc., and that he executed the same for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 3rd day of July, 1997.


                                                /s/ ROSE TURNER PAYNE
                                                -------------------------------
                                                NOTARY PUBLIC, STATE OF TEXAS
                                                        [NOTARY SEAL]
                                                      ROSE TURNER PAYNE
                                                    MY COMMISSION EXPIRES
My Commission Expires:                                 MARCH 11, 2001

----------------------------                    -------------------------------
                                                (Printed Name or Notary)




THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

        BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 3rd day of July, 1997.


                                                /s/ ROSE TURNER PAYNE
                                                -------------------------------
                                                NOTARY PUBLIC, STATE OF TEXAS
                                                        [NOTARY SEAL]
                                                      ROSE TURNER PAYNE
                                                    MY COMMISSION EXPIRES
My Commission Expires:                                 MARCH 11, 2001

----------------------------                    -------------------------------
                                                (Printed Name or Notary)

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

        BEFORE ME, the undersigned authority, on this day personally appeared Bobby Bollinger, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 3rd day of July, 1997.

                                                /s/ ROSE TURNER PAYNE
                                                -------------------------------
                                                NOTARY PUBLIC, STATE OF TEXAS
                                                        [NOTARY SEAL]
                                                      ROSE TURNER PAYNE
                                                    MY COMMISSION EXPIRES
My Commission Expires:                                 MARCH 11, 2001

----------------------------                    -------------------------------
                                                (Printed Name or Notary)